UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2021 (July 7, 2021)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37656	47-4452789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1407 Broadway, 38th Floor, New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SQBG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On July 7, 2021, the board of directors (the “Board”) of Sequential Brands Group Inc. (the “Company” or “Sequential”) appointed Sherman Edmiston III to serve as a new member, effective immediately. Mr. Edmiston was appointed as a Class I director for a term expiring at the 2024 Annual Meeting of Stockholders or until his successor is duly elected or qualified. The Board appointed Mr. Edmiston to the Audit Committee of the Company.

Mr. Edmiston is the Managing Member of HI CapM Advisors, Ltd. since August 2016. HI CapM is a consulting firm that provides strategic and financial advisory services to corporations, private equity firms, and credit funds. Mr. Edmiston was a Partner and Managing Director at Zolfo Cooper LLC (now Alix Partners) until December 2015. Mr. Edmiston currently serves on the board of directors of Arko Corp., GTT Communications, Inc., Key Energy Services, Mallinckrodt Specialty Generics, REAL ALLOY, and WorldStrides ET&S. Previous directorships include Arch Resources, Inc., Centric Brands, HCR Manorcare, Harvey Gulf International Marine, Monitronics Inc., JL French Automotive, Maremont Corporation and Preferred Sands. Mr. Edmiston received his MBA from the University of Michigan and his BSE in Mechanical Engineering from Arizona State University.

There are no familial relationships between Mr. Sherman and any director, executive officer, or other employee of the Company. Mr. Sherman has no material interests in any transactions or proposed transactions requiring disclosure under Item 404(a) of Regulation S-K. Mr. Sherman was recommended by KKR to the Board pursuant to the terms of the Company’s Fourth Amendment to Third Amended and Restated Credit Agreement with Wilmington Trust, National Association as administrative agent and collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: July 9, 2021	By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer